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                                                                    EXHIBIT 10.8



                     NON-DISCLOSURE, NON-COMPETITION, AND
                          NON-SOLICITATION AGREEMENT

          This AGREEMENT is entered into as of this __ day of May, 1998 by and between Dynatech Corporation, a Massachusetts corporation ("Employer"), and Name of Executive ("Executive").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, (i) in the course of his employment with Employer, Executive has obtained and will continue to obtain confidential and proprietary information and trade secrets concerning the business and operations of Employer and its Affiliates in the United States, Europe, the Pacific Rim and the rest of the world that could be used to compete unfairly with Employer and its Affiliates; (ii) the covenants and restrictions contained in this Agreement are intended to protect the legitimate interests of Employer and its Affiliates in their respective goodwill, trade secrets and other confidential and proprietary information; and (iii) Executive desires to be bound by such covenants and restrictions; and

          WHEREAS, in connection with the merger of Employer with and into CDRD Merger Corporation (the Merger"), Employee has been offered the opportunity and has elected to retain certain options to purchase shares of the common stock of Employer.

          NOW, THEREFORE, in consideration of the Option Election and the premises and the mutual covenants and promises contained herein and for other good and valuable consideration, Employer and Executive hereby agree as follows:

          1.   Unauthorized Disclosure.  During the period of Executive's
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employment with Employer and forever thereafter, without the prior written consent of the Board of Directors of the Employer (the "Board") or its authorized representative, except to the extent required by an order of a court having jurisdiction or under subpoena from an appropriate government agency, in which event, Executive shall use his best efforts to consult with the Board prior to responding to any such order or subpoena, and except as required in the performance of his duties hereunder, Executive shall not disclose any confidential or proprietary trade secrets, customer lists, drawings, designs, information regarding product development, marketing plans, sales plans, manufacturing plans, management organization information (including but not limited to data and other information relating to members of the Board or the Board of Directors of any of Employer's Affiliates or to management of Employer or any of its Affiliates), operating policies or manuals, business plans, financial records, packaging design or other financial,
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commercial, business or technical information (a) relating to Employer or any of its Affiliates or (b) that Employer or any of its Affiliates may receive belonging to suppliers, customers or others who do business with Employer or any of its Affiliates (collectively, "Confidential Information") to any third person unless such Confidential Information has been previously disclosed to the public or is in the public domain (other than by reason of Executive's breach of this Section 1).

          2.   Non-Competition.  During the period of Executive's employment
               ---------------
with Employer and during the period beginning on the date the Executive receives written notice from or provides written notice to the Employer that the Executive's employment will be terminated, regardless of whether the Executive will receive continued salary and benefits after such date (the "Trigger Date") having a length in months equal to 1.5 times the number of years of service with Employer and its Subsidiaries (as defined below) completed by Executive prior to the Trigger Date, provided that such period shall be at least twelve months in duration and shall not be longer than 18 months in duration, Executive shall not, directly or indirectly, become employed by, engage in business with, serve as an agent or consultant to, or become a partner, member, principal or stockholder (other than a holder of less than 5% of the outstanding voting shares of any publicly held company) of, any Person that competes or has a reasonable potential for competing, anywhere in the world, with any part of the business of Employer or any of its Subsidiaries for which Executive performs or, during any part of the twelve month period preceding the Trigger Date, performed services. If the Trigger Date occurs more than three years after the date of the effective time of the Merger, the restrictions under this Section 2 shall not apply after the Trigger Date.

          3.   Non-Solicitation of Employees.  During the period of Executive's
               -----------------------------
employment with Employer and thereafter during the 24-consecutive month period beginning on the Trigger Date, Executive shall not, directly or indirectly, for his own account or for the account of any other Person anywhere in the world,
(i) solicit for employment, employ or otherwise interfere with the relationship of Employer or any of its Affiliates with any natural person throughout the world who is or was employed by or otherwise engaged to perform services for Employer or any of its Affiliates at any time during which Executive was employed by Employer (in the case of any such activity during such time) or during the six-month period preceding such solicitation, employment or interference (in the case of any such activity after the Trigger Date), other than any such solicitation or employment on behalf of Employer or any of its Affiliates during Executive's employment with Employer, or (ii) induce any employee of Employer or any of its Affiliates who is a member of management to engage in any activity which Executive is prohibited from engaging in under any Section of this Agreement or to terminate his employment with Employer.

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          4.   Non-Solicitation of Customers.  During the period of Executive's
               -----------------------------
employment with Employer and thereafter during the 24-consecutive month period beginning on the Trigger Date, Executive shall not, directly or indirectly, for his own account or for the account of any other Person anywhere in the world, solicit or otherwise attempt to establish any business relationship of a nature that is competitive with the business or relationship of Employer or any of its Affiliates with any Person throughout the world which is or was a customer, client or distributor of Employer or any of its Affiliates at any time during which Executive was employed by Employer (in the case of any such activity during such time) or during the twelve-month period preceding the Date of Termination (in the case of any such activity after the Date of Termination), other than any such solicitation on behalf of Employer or any of its Affiliates during Executive's employment with Employer.

          5.   Return of Documents.  In the event of the termination of
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Executive's employment for any reason, Executive shall deliver to Employer all of (a) the property of each of Employer and its Affiliates and (b) the non-personal documents and data of any nature and in whatever medium of each of Employer and its Affiliates, and he shall not take with him any such property, documents or data or any reproduction thereof, or any documents containing or pertaining to any Confidential Information.

          6.   Injunctive Relief with Respect to Covenants; Forum, Venue and
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Jurisdiction.  Executive acknowledges and agrees that the covenants, obligations
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and agreements of Executive contained in this Agreement relate to special, unique and extraordinary matters and that a violation of any of the terms of such covenants, obligations or agreements will cause Employer irreparable injury for which adequate remedies are not available at law. Therefore, Executive agrees that Employer shall be entitled to an injunction, restraining order or such other equitable relief (without the requirement to post bond) as a court of competent jurisdiction may deem necessary or appropriate to restrain Executive from committing any violation of such covenants, obligations or agreements.
These injunctive remedies are cumulative and in addition to any other rights and remedies Employer may have. Employer and Executive hereby irrevocably submit to the exclusive jurisdiction of the courts of Massachusetts and the Federal courts of the United States of America, in each case located in Boston, Massachusetts, in respect of the injunctive remedies set forth in this Section 6 and the interpretation and enforcement of this Agreement insofar as such interpretation and enforcement relate to any request or application for injunctive relief in accordance with the provisions of this Section 6, and the parties hereto hereby irrevocably agree that (a) the sole and exclusive appropriate venue for any suit or proceeding relating solely to such injunctive relief shall be in such a court, (b) all claims with respect to any request or application for such injunctive relief shall be heard and determined exclusively in such a court, (c) any such court shall have exclusive jurisdiction over the person of such parties

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and over the subject matter of any dispute relating to any request or application for such injunctive relief, and (d) each hereby waives any and all objections and defenses based on forum, venue or personal or subject matter jurisdiction as they may relate to an application for such injunctive relief in a suit or proceeding brought before such a court in accordance with the provisions of this Section 6.

          7.   Entire Agreement; Termination of Prior Agreement.  This Agreement
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constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. All prior correspondence and proposals (including but not limited to summaries of proposed terms) and all prior promises, representations, understandings, arrangements and agreements relating to such subject matter (including but not limited to those made to or with Executive by any other Person and those contained in any prior or other employment, consulting or similar agreement entered into by Executive and Employer or any predecessor thereto or Affiliate thereof) are merged herein and superseded hereby.

          8.   Miscellaneous.
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               (a) Binding Effect; Assignment. This Agreement shall be binding on and inure to the benefit of Employer, and its successors and permitted assigns. This Agreement shall also be binding on and inure to the benefit of Executive and his heirs, executors, administrators and legal representatives. This Agreement shall not be assignable by any party hereto without the prior written consent of the other, except that Employer may effect such an assignment without prior written approval of Executive upon the transfer of all or substantially all of its business and/or assets (by whatever means) to a Successor.

               (b) Governing Law.  This Agreement shall be governed by and
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construed in accordance with the laws of Massachusetts without reference to principles of conflicts of laws.

               (c) Taxes.  Employer may withhold from any payments made under
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this Agreement all applicable taxes, including but not limited to income, employment and social insurance taxes, as shall be required by law.

               (d) Amendments.  No provision of this Agreement may be modified,
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waived or discharged unless such modification, waiver or discharge is approved by the Board or a Person authorized thereby and is agreed to in writing by Executive. No waiver by any party hereto at any time of any breach by any other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar

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provisions or conditions at the same or at any prior or subsequent time. No waiver of any provision of this Agreement shall be implied from any course of dealing between or among the parties hereto or from any failure by any party hereto to assert its rights hereunder on any occasion or series of occasions.

               (e) Severability.  In the event that any one or more of the
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provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein shall not be affected hereby.

               (f) Notices.  Any notice or other communication required or
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provisions to be delivered under this Agreement shall be (i) in writing, (ii)
delivered personally, by courier service or by certified or registered mail, first-class postage prepaid and return receipt requested, (iii) deemed to have been received on the date of delivery or, if so mailed, on the third business day after the mailing thereof, and (iv) addressed as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

          (A)  If to Employer, to it at:

               Dynatech Corporation
               Corporate Headquarters
               3 New England Executive Park
               Burlington, MA  01803
               Attention:  General Counsel
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          (B)  if to Executive, to him at his residential address as currently on file with Employer.

Copies of any notices or other communications given under this Agreement shall also be given to:

               Clayton, Dubilier & Rice, Inc.
               375 Park Avenue
               New York, New York  10152
               Attention:  Joseph L. Rice, III
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               and

               Debevoise & Plimpton
               875 Third Avenue
               New York, New York  10022
               Attention:  Franci J. Blassberg, Esq.
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               and

               Hale and Dorr LLP
               60 State Street
               Boston, Massachusetts
               Attention:  Peter Tarr, Esq.
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          (g) Voluntary Agreement.  Executive represents that he is entering
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into this Agreement voluntarily and that his employment hereunder and compliance with the terms and conditions of this Agreement will not conflict with or result in the breach by him of any agreement to which he is a party or by which he may be bound.

          (h) Counterparts.  This Agreement may be executed in counterparts,
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each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

          (i) Headings.  The section and other headings contained in this
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Agreement are for the convenience of the parties only and are not intended to be a part hereof or to affect the meaning or interpretation hereof.

          (j)  Certain Definitions.
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          "Affiliate":  with respect to any Person, means any other Person that,
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directly or indirectly through one or more intermediaries, Controls, is
Controlled by, or is under common Control with the first Person, including but not limited to a Subsidiary of the first Person, a Person of which the first Person is a Subsidiary, or another Subsidiary of a Person of which the first Person is also a Subsidiary.

          "Control":  with respect to any Person, means the possession, directly
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or indirectly, severally or jointly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise.

          "Person":  any natural person, firm, partnership, limited liability
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company, association, corporation, company, trust, business trust, governmental authority or other entity.

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          "Subsidiary":  with respect to any Person, each corporation or other
           ----------
Person in which the first Person owns or Controls, directly or indirectly, capital stock or other ownership interests representing 50% or more of the combined voting power of the outstanding voting stock or other ownership interests of such corporation or other Person.

          "Successor":  of a Person means a Person that succeeds to the first
           ---------
Person's assets and liabilities by merger, liquidation, dissolution or otherwise by operation of law, or a Person to which all or substantially all the assets and/or business of the first Person are transferred.

          IN WITNESS WHEREOF, Employer has duly executed this Agreement by its authorized representative, and Executive has hereunto set his hand, in each case effective as of the date first above written.

                              DYNATECH CORPORATION


                              By: _______________________
                                  Name:
                                  Title:

                              Executive:


                              __________________________
                              Name:  Name of Executive

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